Loans Held for Investment, Subject to HMBS Related Obligations, at Fair Value - Schedule of Loans Held for Investment, Subject to HMBS Related Obligations, at Fair Value (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2022	Dec. 31, 2021
Receivables [Abstract]
Loans held for investment, subject to HMBS related obligations - UPB	$ 10,719,000	$ 9,849,835
Fair value adjustments	395,100	706,219
Total loans held for investment, subject to HMBS related obligations, at fair value	$ 11,114,100	$ 10,556,054